FST Cash Management Shares: IENXX
Before you invest, you may want to review the Goldman Sachs Financial Square Tax-Exempt New York Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated December 29, 2011, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The Fund seeks to provide shareholders, to the extent consistent with preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations. In addition, the Fund seeks to provide shareholders with income exempt from New York State and New York City personal income taxes by investing in obligations the interest on which is exempt from these taxes (“New York Obligations”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)

FST Cash
Management Shares

Maximum Sales Charge (Load) Imposed on	None
Purchases
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on	None
Reinvested Dividends
Redemption Fees	None
Exchange Fees	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

FST Cash
Management Shares

Management Fees	0.35%
Distribution (12b-1) Fees	0.50%
Other Expenses	0.70%
Service and Administration Fees	0.50%
All Other Expenses	0.20%

Total Annual Fund Operating Expenses	1.55%
Fee Waiver and Expense Limitation[1]	(0.55)%

Total Annual Fund Operating Expenses	1.00%
After Fee Waiver and Expense Limitation

[1]	The Investment Adviser has agreed to reduce or limit “Total Annual Fund Operating Expenses” of the Fund (excluding distribution fees, service and administration fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) such that “Total Annual Fund Operating Expenses” will not exceed 0.434% of the Fund’s average daily net assets. In addition, Goldman, Sachs & Co. has agreed to limit the amount of annual distribution fees payable by the Fund to 0.07% of the Fund’s average daily net assets attributable to FST Cash Management Shares. These arrangements will remain in place through at least December 29, 2012, and prior to such date the Investment Adviser or Goldman, Sachs & Co. (as applicable) may not terminate the arrangements without the approval of the Board of Trustees.

2    SUMMARY PROSPECTUS — GOLDMAN SACHS FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND – FST CASH MANAGEMENT SHARES

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in FST Cash Management Shares of the Fund for the time periods indicated and then redeem all of your FST Cash Management Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

FST Cash Management Shares	$102	$436	$793	$1,799

PRINCIPAL STRATEGY
The Fund pursues its investment objective by investing at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities issued by or on behalf of statues, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of the bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal alternative minimum tax (“AMT”). In addition, the Fund will invest at least 80% of its Net Assets in New York Obligations. The Investment Adviser ordinarily expects that 100% of the Fund’s assets will be invested in municipal obligations, but the Investment Adviser may cause the Fund to invest in short-term taxable instruments for temporary investment purposes.
The Fund’s securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, portfolio diversification, portfolio liquidity and credit quality. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.
PRINCIPAL RISKS OF THE FUND
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Credit/Default Risk. An issuer or guarantor of a security held by the Fund may default on its obligation to pay interest and repay principal. This also includes the risk of default on foreign letters of credit, guarantees or insurance policies that back municipal securities. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant NAV deterioration.
Geographic and Sector Risk. If the Fund invests a significant portion of its total assets in certain issuers within the same state or economic sector, an adverse economic, business or political development affecting that state or sector may affect the value of the Fund’s investments more than if its investments were not so concentrated.
Interest Rate Risk. When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.
Liquidity Risk. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a $1.00 share price. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Certain shareholders may own or control a significant percentage of the Fund’s shares, and redemptions by these shareholders of their Fund shares may further increase the Fund’s liquidity risk and may adversely impact the Fund’s NAV.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.
Municipal Securities Risk. Municipal securities are subject to certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Municipalities continue to experience difficulties in the current economic and political environment.

3    SUMMARY PROSPECTUS — GOLDMAN SACHS FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND – FST CASH MANAGEMENT SHARES

New York Risk. The Fund intends to invest primarily in New York obligations. The Fund’s investments are, therefore, affected by political and economic developments within this state, and by the financial condition of this state, its public authorities and political sub-divisions. If New York or any of its local governmental entities are unable to meet their financial obligations, the Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. The Fund is classified as “non-diversified” for regulatory purposes.
Regulatory Risk. The Securities and Exchange Commission (“SEC”) in 2010 adopted amendments to money market fund regulations, imposing new liquidity, credit quality, and maturity requirements on all money market funds, and may adopt additional amendments in the future. These changes may affect the Fund’s operations and/or return potential.
Stable NAV Risk. The Fund may not be able to maintain a NAV per share of $1.00 at all times. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.
Tax Risk. Future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. The Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of their investments.
PERFORMANCE
The bar chart and table at right provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s FST Cash Management Shares from year to year for up to the last ten years (with respect to the bar chart); and (b) the average annual total returns of the Fund’s FST Cash Management Shares. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and expense limitations in effect. Updated performance information is available at no cost at www.goldmansachsfunds.com/ performance or by calling 1-800-621-2550.
AVERAGE ANNUAL TOTAL RETURN

For the period ended				Since
December 31, 2010	1 Year	5 Years	10 Years	Inception

FST Cash Management	0.03%	1.26%	1.06%	1.38%
Shares (Inception 5/1/98)

PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
BUYING AND SELLING FUND SHARES
Generally, FST Cash Management Shares may be purchased only through institutions that have agreed to provide administration and personal and account maintenance services to their customers who are the beneficial owners of FST Cash Management Shares (“Service Organizations”). The minimum initial investment requirement imposed upon Service Organizations for the purchase of FST Cash Management Shares is generally $10 million, and there is no minimum imposed upon additional investments. Service Organizations may, however, impose a minimum amount for initial and additional investments in FST Cash Management Shares, and may establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through a Service Organization.
TAX INFORMATION
The Fund’s distributions that are designated as “exempt interest dividends” are generally not subject to federal income tax. To the extent that Fund distributions are attributable to interest on certain federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. The Fund intends to avoid investments which pay interest that is a preference item in determining AMT liability.
PAYMENTS TO BROKER-DEALERS AND
  OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a Service Organization, the Fund and/or its related companies may pay the Service Organization for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Service Organization and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Service Organization website for more information.

4    SUMMARY PROSPECTUS — GOLDMAN SACHS FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND – FST CASH MANAGEMENT SHARES
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